SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

For Certain MFS® Funds

Effective immediately, the like paragraphs describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" are restated in their entirety as follows:
MFS uses an active bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)
MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the fund's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results.  MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 3% compared to the Index.  Tracking error generally measures how the differences between the fund's returns and the Index's returns have varied over a period of time.  A lower tracking error means that there is generally less variation between the fund's returns compared to an index that represents the fund's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the fund's portfolio.

1040382                       1                                  MULTI-SUP-XII-102819